UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

Horsehead Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405

Pittsburgh, Pennsylvania 15205

(Address of principal executive offices, including zip code)

724-774-1020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 20, 2016, Horsehead Holding Corp. (the “Company”) and certain of its direct and indirect wholly-owned subsidiaries (together with the Company, the “Debtors”) agreed to publicly disclose by 6:30 a.m. Eastern Time on May 2, 2016, certain confidential information (the “Confidential Materials”) of the Debtors provided to holders of the Company’s senior secured notes and lenders under the Debtors’ debtor-in-possession credit facility. A copy of the Confidential Materials is furnished hereby as Exhibit 99.1.

Any financial information, projections and estimates of claims included in the Confidential Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The financial information included in the Confidential Materials does not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The inclusion of the information in the Confidential Materials should not be regarded as an indication that the Company or its affiliates or representatives consider the Confidential Materials to be a reliable prediction of future events, and the Confidential Materials should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the Confidential Materials, and none of them undertakes any obligation to publicly update such information to reflect circumstances existing after the date when the information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Cautionary Note Regarding Forward-Looking Information

Certain of the information included in the Confidential Materials furnished herewith constitute “forward-looking information” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, it includes information about the Company’s future cash flows and estimates of claims. This forward-looking information was, when made, based on current expectations and projections about future events. Readers are cautioned that forward-looking information is not a guarantee of future performance or results and involves substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking information.

This Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Confidential Materials provided to certain holders of senior secured notes and lenders under the debtor-in-possession credit facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2016	HORSEHEAD HOLDING CORP.

	By:	/s/ Robert D. Scherich
	Name:	Robert D. Scherich
	Title:	Vice President and Chief Financial Officer

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